UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 26, 2010, Fred's, Inc. issued a press release announcing its financial results for the first quarter ended May 1, 2010.

A copy of the press release announcing these events is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

  99.1  Press Release issued by Fred's, Inc., dated May 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date:	May 26, 2010	By:	/s/	Jerry A. Shore
Jerry A. Shore
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                       Description of Exhibit(s)

   99.1                            Copy of press release issued by Fred's, Inc. on May 26, 2010.